Item 1. Report to Shareholders

OCTOBER 31, 2004

SUMMIT INCOME FUNDS

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
--------------------------------------------------------------------------------


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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

Fellow Shareholders

Returns on money market securities were quite modest over both the 6- and 12-month periods ended October 31, 2004, reflecting a continued environment of very low short-term interest rates. Toward the end of our fiscal year, however, this environment began to change. On three occasions during our reporting period, the Federal Reserve raised official short-term rates, signaling an important shift in monetary policy. After enduring a volatile interest rate environment at the start of 2004, mortgage-backed securities performed quite well in the second half of our fiscal year.

ECONOMY AND INTEREST RATES

At the start of our reporting period, "real," or inflation-adjusted, short-term interest rates hovered below zero, where they had been since the fourth quarter of 2001. The Federal Reserve guided rates to these historic lows to stimulate consumer spending as well as corporate borrowing and investment, which had fallen off dramatically as a result of the recession and the uncertainties surrounding the war in Iraq and 9/11. The Federal Reserve was also intent on heading off any sort of deflationary spiral, in which global overcapacity would have led to falling prices.

[GRAPHIC OMITTED]

INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                     Current                             90-Day
                                 Coupon GNMA                      Treasury Bill

10/31/03                                5.28                               0.95

                                        5.36                               0.93

                                        5.24                               0.92

 1/04                                   5.17                               0.91

                                        4.98                               0.94

                                        4.9                                0.94

 4/04                                   5.56                               0.96

                                        5.71                               1.06

                                        5.54                               1.26

 7/04                                   5.43                               1.43

                                        5.1                                1.58

                                        5.16                               1.7

 10/31/04                               4.98                               1.89

Increasing signs emerged over the past year that the Fed's medicine--along with the fiscal stimulus provided by tax cuts--was working. Economic growth shot upward at the end of 2003 and stayed quite strong through the first quarter of 2004. Low interest rates worked a special magic in the housing sector, which grew so heated in certain areas that some began to worry over an incipient housing bubble. Corporations were also able to take advantage of low rates to restructure their debt and improve profits, and low consumer rates helped auto sales and other sectors.

Even with this level of stimulus in place, signs emerged in the spring that the economic recovery had hit a "soft patch," as Fed Chairman Alan Greenspan put it, due no doubt in part to higher oil prices. This deceleration encouraged longer-term interest rates to come back down, but it did not dissuade the Federal Reserve from embarking on its much-anticipated program of raising official short-term interest rates. The Fed's first quarter-point increase came on June 30, and it followed with three more--the last taking place on November 10, following the end of our reporting period.

Although the Fed's four rate increases doubled the official federal funds rate, from 1% to 2%, rates remained at levels that were still quite low by historical standards; indeed, as recently as four years ago, the federal funds rate had been above 6%. Factoring in inflation, real short-term rates stood below 0.5%. The Federal Reserve made clear that it would continue to move away from this highly "accommodative" stance with further rate increases, though it would do so "at a pace that is likely to be measured."


SUMMIT CASH RESERVES FUND

PERFORMANCE COMPARISON
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Periods Ended 10/31/04                            6 Months            12 Months

Summit Cash Reserves Fund                             0.47%                0.81%

Lipper Money Market
Funds Average                                         0.30                 0.47

Please see the fund's quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Price Per Share                            $          1.00      $          1.00

Dividends Per Share

  For 6 months                                       0.003                0.005

  For 12 months                                      0.007                0.008

Dividend Yield (7-Day Simple)*                        0.66%                1.38%

Weighted Average Maturity (days)                        53                   29


* Dividends earned for the last seven days of each period are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.

Your fund returned 0.47% and 0.81% for the 6- and 12-month periods ended October 31, 2004, respectively. Once again, the fund's modest returns masked a very strong record versus its competitors. As shown in the table, the fund easily surpassed its Lipper benchmark in both time periods. Likewise, the fund's long-term performance placed it well into the top quartile of its Lipper category for the 3-, 5-, and 10-year performance periods ended September 30, 2004.

(Based on total return, Lipper ranked the Summit Cash Reserves Fund 47 out of 400, 28 out of 352, 20 out of 298, and 17 out of 168 for the 1-, 3-, 5-,
and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

SHORT-TERM QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

A-1+                                                  70.8%                61.5%

A-1                                                   29.2*                38.5

A-2                                                     --                  --

A-3                                                     --                  --

Not Rated                                               --                  --
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

*    Includes 0.5% with an S&P bond rating of "A."

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

Standard & Poor's awards its highest rating of A-1 to issuers whose capacity to meet their financial commitments on their obligations is strong. Issuers who receive the A-1+ rating are considered to have a very strong capacity to meet those obligations.

[GRAPHIC OMITTED]

SECTOR DIVERSIFICATION
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Summit Cash Reserves Fund

Commercial Paper and Medium-Term Notes                              71%

Certificates of Deposit                                             19%

U.S.Government and Agency Obligations                               6%

Funding Agreements                                                  3%

All Other                                                           1%

Based on net assets as of 10/31/04.


The fund adopted a much more defensive maturity posture in late April and has maintained that position over the last six months. As shown in the table on page 2, the weighted average maturity at the end of October was 29 days, which was significantly shorter than the 53-day weighted average maturity at the end of April. This was also about 10 days shorter than the average taxable money fund throughout the past six months. Generally, in an environment where short-term rates are rising, a shorter maturity will allow the portfolio to be reinvested sooner in the higher rates, thus improving the fund's return. Also, the shorter maturity will further protect the principal of the fund when rates are rising.

The fund continued to emphasize a very high overall credit quality, as 100% of the portfolio was invested in securities that were rated "first tier." The normal relationship of taxable yields being higher than tax-exempt yields resumed in the third quarter, so the fund did not reinvest the 15% exposure that it held in municipal securities during the second.

While the chart shows that 71% of the portfolio was invested in the commercial paper market, this exposure was very well diversified by issuer and by industry. Exposure to floating rate instruments remained well below 10% during the period. This type of structure can be helpful when interest rates are rising, but it must be priced correctly to reflect all of the risks inherent in this type of investment.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 3.43% and 4.46% for the 6- and 12-month periods ended October 31, 2004, respectively. As shown in the table, the portfolio outperformed the Lipper GNMA Funds Average but lagged the Citigroup GNMA Index return for both periods. The fund's net asset value increased by $0.10 over the past six months, while it also paid out $0.23 in dividends. For the year, the net asset value remained nearly stable, declining by $0.01, while the fund paid out $0.44 in dividends.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Summit GNMA Fund                                      3.43%                4.46%

Citigroup GNMA Index                                  4.11                 5.43

Lipper GNMA Funds Average                             3.26                 4.01

Please see the fund's quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Price Per Share                            $          9.80      $          9.90

Dividends Per Share

  For 6 months                                        0.21                 0.23

  For 12 months                                       0.43                 0.44

30-Day Dividend Yield*                                4.77%                4.61%

30-Day Standardized Yield
To Maturity                                           3.94                 4.08

Weighted Average
Maturity (years)**                                     5.5                  4.3

Weighted Average Effective
Duration (years)                                       4.0                  2.6

* Dividends earned for the last 30 days of each period are annualized and divided by the fund's net asset value at the end of the period.

**   Based on prepayment-adjusted life of GNMA securities.

The last six months have resulted in excellent performance for the mortgage sector. Mortgage-backed securities overall did very well, outperforming the GNMA index. GNMAs typically yield less because they are the only mortgage-backed security that is backed by the full faith and credit of the U.S. government. Excess returns, which are defined as mortgage returns over equal-duration Treasuries, was over 110 basis points (or 1.10%) for the last six months.

Mortgage performance was the result of many factors. Carry, or realized, income contributed to returns as prepayment activity was limited. The massive refinancing that took place in 2003 resulted in a universe of mortgages that were locked in at exceptionally low interest rates, making them much less sensitive to dips in interest rates from current levels. Another material factor in mortgage performance came from the technical side, as demand far outstripped supply. Even with Fannie Mae and Freddie Mac showing much more muted appetites for mortgages than in past years, banks, money managers, and hedge funds filled the void and caused mortgage spreads to tighten.

[GRAPHIC OMITTED]

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Summit GNMA Fund

GNMA Pass-Throughs                                                           83%

CMOs                                                                          6%

Commercial Mortgage-Backed                                                    5%

Non-Agency Mortgages                                                          3%

Conventional Pass-Throughs                                                    2%

Other and Reserves less than                                                  1%

Based on net assets as of 10/31/04.

QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                 Percent of          Percent of
                                                 Net Assets          Net Assets
Periods Ended                                       4/30/04            10/31/04
--------------------------------------------------------------------------------

U.S. Government Agency
Securities*                                           93.0%                91.3%

AAA                                                    6.5                  8.3

AA                                                     0.5                  0.4

A                                                       --                   --

BBB                                                     --                   --

BB and Below                                            --                   --

Not Rated                                               --                   --
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

* U.S. government agencies include GNMA and conventional pass-throughs, CMOs, and project loans.

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

We believe we were most able to add value in security selection. We spend a great deal of time analyzing trades from a relative value and total return viewpoint. That analysis paid off, as we bought specific coupons that outperformed the market as a whole.

Your fund's weighted average maturity declined over the last six months from 5.5 to 4.3 years, slightly below where it was one year ago. Our strategy over the last six months centered on our anticipation of the Federal Reserve raising interest rates as well as a flattening of the yield curve--in other words, that the gap between short-term and long-term rates would narrow. With these in mind, we kept duration shorter than our Lipper peer group and at least neutral to the Lehman GNMA Index. But over the last six months, interest rates actually fell on issues with maturities of three years and longer; only short-term interest rates rose during this period. The yield curve flattening helped our position, but lower rates did not benefit our approach in relation to the index.

We continue to diversify the portfolio by owning small positions in commercial mortgage-backed securities, home equity loan asset-backed securities, and hybrid adjustable-rate mortgages. All of these securities are AAA rated but respond better to interest rate increases than do GNMA pass-throughs (so called because the interest and principal payments on the underlying mortgage "pass through" to the buyer). This protects the portfolio in the event interest rates are volatile, and the sacrifice in yield is not so great as to harm performance.

OUTLOOK

Even before it began to increase the federal funds rate, the Federal Reserve had made it clear that it considered rock-bottom rates to be only temporary. The Fed's goal is undoubtedly to transition to a more "neutral" posture to achieve its long-term objective of sustainable growth and price stability. It can be argued what level of short-term interest rates represents "neutral," but there is very little disagreement that this level is higher than the current one. The central bank is likely to continue to move to this level at a "measured" pace of quarter-point increases at every meeting of the Federal Open Market Committee. These take place about every six weeks, or eight times per year.

As the Fed follows this course, a favorable environment for mortgages should continue. Mortgage-backed securities generally fare best when rates are steady or the direction of their change is clear. The supply/demand dynamic should continue to benefit the sector as well. We are aware that mortgages are currently richly priced, but we believe that only a substantial rally in interest rates or another negative event involving Fannie Mae or Freddie Mac will derail the sector. Even in the latter case, however, GNMAs should benefit from a flight to quality, as mortgages will remain an indispensable part of bond portfolios.

The result of Federal Reserve policy will be significantly higher short-term interest rates, which will be welcomed by all investors in the short-term market. We will continue to emphasize a very high credit quality, but we will also seek to take advantage of opportunities resulting from supply and demand imbalances, as recently occurred in the short-term municipal market. As always, safety of principal and liquidity will remain our primary concern.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund



Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 22, 2004

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund's investment program.

--------------------------------------------------------------------------------

RISKS OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

RISKS OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk-interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price.

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GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be "inverted." If short- and long-term bonds are offering equivalent yields, then the curve is said to be "flat."

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

GROWTH OF $25,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

As of 10/31/04

Summit Cash Reserves Fund  $37,190
Lipper Money Market Funds Average  $35,968

                       Lipper
                    Money Market            Summit Cash
                    Funds Average          Reserves Fund

10/94                 $25,000                $25,000

10/95                  26,326                 26,420

10/96                  27,614                 27,801

10/97                  28,977                 29,282

10/98                  30,436                 30,849

10/99                  31,812                 32,352

10/00                  33,615                 34,299

10/01                  35,073                 35,939

10/02                  35,539                 36,573

10/03                  35,764                 36,891

10/04                  35,968                 37,190

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                        1 year     5 Years    10 Years
--------------------------------------------------------------------------------
Summit Cash Reserves Fund                       0.81%       2.83%       4.05%

Lipper Money Market Funds Average               0.47        2.35        3.70

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


GROWTH OF $25,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

SUMMIT GNMA FUND
--------------------------------------------------------------------------------

As of 10/31/04

Summit GNMA Fund $49,642

Citigroup GNMA Index $51,967

Lipper GNMA Funds Average $47,862

               Citigroup         Lipper GNMA          Summit
              GNMA Index       Funds Average       GNMA Fund

10/94          $  25,000           $  25,000       $  25,000

10/95             28,727              28,590          28,857

10/96             30,790              30,225          30,436

10/97             33,575              32,795          33,227

10/98             35,963              35,056          35,586

10/99             37,111              35,621          36,082

10/00             40,058              38,057          38,667

10/01             45,074              42,728          43,804

10/02             47,962              45,100          46,451

10/03             49,293              46,005          47,524

10/04             51,967              47,862          49,642

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04          1 year             5 Years             10 Years
--------------------------------------------------------------------------------

Summit GNMA Fund                  4.46%               6.59%                7.10%

Citigroup GNMA Index              5.43                6.97                 7.59

Lipper GNMA Funds Average         4.01                6.09                 6.70

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                              Beginning             Ending        Expenses Paid
                          Account Value      Account Value        During Period*
                                 5/1/04           10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                      $     1,000    $      1,004.70          $      2.27

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.87                 2.29

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.45%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

                               Beginning            Ending        Expenses Paid
                           Account Value     Account Value        During Period*
                                  5/1/04          10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------
Actual                       $     1,000   $      1,034.30          $      3.07

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.12                 3.05

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.60%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


QUARTER-END RETURNS
--------------------------------------------------------------------------------

                          7-Day
                         Simple
Periods Ended 9/30/04     Yield          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Summit Cash Reserves
Fund                       1.27%           0.75%           2.89%           4.08%

Lipper Money Market
Funds Average               N/A            0.42            2.42            3.73
--------------------------------------------------------------------------------

Summit GNMA Fund            N/A            3.23            6.54            6.99

Lipper GNMA Funds
Average                     N/A            2.82            6.02            6.60
--------------------------------------------------------------------------------

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, return, and yield will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than the total return.

OCTOBER 31, 2004

SUMMIT CASH RESERVES FUND

Annual Report - Financial Statements

T. ROWE PRICE

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
NET ASSET VALUE

Beginning of
period               $   1.000   $   1.000   $   1.000   $   1.000   $   1.000

Investment activities

  Net investment
  income (loss)          0.008       0.009       0.017       0.047       0.059

Distributions

  Net investment
  income                (0.008)     (0.009)     (0.017)     (0.047)     (0.059)

NET ASSET VALUE

End of period        $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return^             0.81%       0.87%       1.76%       4.78%       6.02%

Ratio of total
expenses to
average net assets        0.45%       0.45%       0.45%       0.45%       0.45%

Ratio of net investment
income (loss) to average
net assets                0.82%       0.87%       1.74%       4.65%       5.85%

Net assets,
end of period
(in millions)        $   3,261   $   2,907   $   3,164   $   2,879   $   2,544

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                                               October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                         $ Par                Value
--------------------------------------------------------------------------------
(Amounts in $000s)

BANK NOTES  1.1%

Harris Trust & Savings Bank, 1.77%, 11/5/04         20,000               20,000

U.S. Bank, 2.09%, 4/26/05                           16,200               16,205

Total Bank Notes (Cost $36,205)                                          36,205

CERTIFICATES OF DEPOSIT - DOMESTIC *  5.7%

American Express Centurion Bank
    1.77%, 11/8/04                                  15,000               15,000

    1.80%, 11/15/04                                 25,000               25,000

Branch Banking & Trust, 1.825%,
11/17/04                                            20,000               20,000

DePfa Bank, 1.90%, 11/29/04                         27,000               27,000

Mercantile Safe Deposit & Trust, 1.91%,
10/18/05                                             5,000                5,000

National City Bank of Indiana, 1.855%,
12/6/04                                             25,000               25,000

Wells Fargo Bank
    1.79%, 11/12/04                                 16,000               16,000

    1.80%, 11/15/04                                 44,000               44,000

Wilmington Trust, 2.07%, 1/4/05                     10,000               10,000

Total Certificates of Deposit - Domestic *
(Cost $187,000)                                                         187,000

CERTIFICATES OF DEPOSIT - EURODOLLAR ^  5.2%

Allied Irish Bank, 2.00%, 1/14/05                   50,000               50,000

Barclays Bank, 1.785%, 11/10/04                     20,000               20,000

BNP Paribas, 1.12%, 12/29/04                        20,000               20,000

Deutsche Bank
    1.12%, 12/14/04                                 30,000               29,996

    1.77%, 12/14/04                                 20,000               20,001

HSBC Bank USA, 2.065%, 1/28/05                      10,000               10,000

Lloyds Bank, 1.28%, 2/28/05                         20,000               20,001

Total Certificates of Deposit - Eurodollar ^
(Cost $169,998)                                                         169,998

CERTIFICATES OF DEPOSIT - YANKEE ++  8.1%

Abbey National Treasury Services
    1.80%, 11/15/04                                 10,000               10,000

    1.81%, 11/15/04                                 40,000               40,000

Banco Bilbao Vizcaya NY, 1.77%, 11/1/04             20,000               20,000

Bank of Montreal
    1.77%, 11/10/04                                 25,000               25,000

    1.78%, 11/10/04                                 23,000               23,000

Bank of Nova Scotia, 1.62%, 11/4/04                 10,000               10,000

Canadian Imperial Bank of Commerce,
1.30%, 2/18/05                                      11,340               11,344

Fortis Bank, 1.63%, 11/5/04                         20,000               20,000

Natexis Banques Populaires, 1.78%, 11/1/04          15,000               15,000

Nordea Bank Finland, 1.78%, 11/10/04                30,000               30,000

Rabobank Nederland, VR, 1.77%, 11/10/04             25,000               25,000

Royal Bank of Scotland, 2.05%, 1/26/05              25,000               25,000

Toronto-Dominion Bank, 1.82%, 11/18/04              10,000               10,000

Total Certificates of Deposit - Yankee ++
(Cost $264,344)                                                         264,344

COMMERCIAL PAPER  25.0%

ABN AMRO North America Finance, 1.78%,
11/8/04                                             23,633               23,625

ANZ (Delaware), 1.78%, 11/3 - 11/9/04               42,400               42,384

Caisse D Amortissement, 1.94%, 12/13/04             15,000               14,966

CBA Finance (Delaware), 1.77%, 11/1/04              26,000               26,000

Ciesco, 1.82%, 11/16/04                              5,000                4,996

Citicorp, 1.79%, 11/10/04                           40,000               39,982

Citigroup Global Markets Holdings, 1.78%,
11/2/04                                             22,548               22,547

Countrywide Funding
    1.79%, 11/5/04                                  40,000               39,992

    1.80%, 11/8/04                                  10,000                9,997

DaimlerChrysler Revolving Auto
    1.79%, 11/1/04                                  25,000               25,000

    1.80%, 11/10 - 11/12/04                          9,000                8,996

Dexia Delaware
    1.77%, 11/3/04                                  12,000               11,999

    1.78%, 11/3/04                                  34,000               33,996

FCAR Owner Trust
    1.75%, 12/15/04                                 30,000               29,936

    2.01%, 1/18/05                                  12,000               11,948

GE Capital
    1.79%, 11/5/04                                   3,200                3,199

    1.83%, 11/16/04                                  9,100                9,093

HBOs Treasury Services
    1.75%, 11/9/04                                   1,325                1,325

    1.86%, 12/2/04                                   2,400                2,396

    1.88%, 12/6/04                                   7,500                7,486

    1.90%, 12/2/04                                   2,550                2,546

    1.95%, 12/2/04                                   2,935                2,930

Household Finance Corp., 1.90%, 11/30/04            25,000               24,962

ING Funding
    1.76%, 11/9/04                                   5,000                4,998

    1.88%, 12/3/04                                  10,000                9,983

    1.91%, 12/9/04                                   3,700                3,693

International Lease Finance, 1.79%, 11/9/04         13,852               13,846

K2 (U.S.A), 1.71%, 11/1/04                           5,000                5,000

National Australia Funding (Delaware),
1.77%, 11/2/04                                       8,000                8,000

National Rural Utilities, 1.80%, 11/3/04            20,000               19,998

New York State Power Auth.
    1.73%, 11/9/04                                  31,168               31,156

    1.80%, 11/8/04                                  19,935               19,928

    1.88%, 12/9/04                                  25,000               24,950

New York Times, 1.80%, 11/15/04                     27,089               27,070

Oesterreichische Kontrollbank, 1.82%,
11/17/04                                             5,385                5,381

Prudential Funding, 1.78%, 11/1/04                  35,000               35,000

Societe Generale, 1.78%, 12/29/04                   20,000               19,943

Stanford University
    1.79%, 11/4/04                                  13,800               13,798

    1.80%, 11/12/04                                 10,000                9,994

Svenska Handelsbanken, 1.85%, 12/2/04               14,600               14,577

Toyota Motor Credit, 1.81%, 11/16/04                50,000               49,962

UBS Finance (Delaware)
    1.77%, 11/4/04                                  10,200               10,198

    1.78%, 11/9/04                                   1,197                1,197

Westpac Capital, 1.87%, 11/26/04                     3,600                3,595

Yale University
    1.79%, 11/1/04                                  34,000               34,000

    1.80%, 11/9/04                                  19,000               18,992

    2.00%, 1/11/05                                  30,000               29,882

Total Commercial Paper (Cost  $815,442)                                 815,442

COMMERCIAL PAPER - 4(2)  43.1%

Alpine Securitization
    1.78%, 11/2/04                                  20,000               19,999

    1.82%, 11/16/04                                 25,000               24,981

    1.84%, 11/16/04                                 20,000               19,985

Atlantic Asset Securitization
    1.79%, 11/2/04                                   9,648                9,647

    1.80%, 11/5 - 11/10/04                          20,017               20,012

    1.84%, 11/19/04                                 10,200               10,191

    1.85%, 11/12/04                                  2,000                1,999

    1.87%, 11/19/04                                 15,139               15,125

Cafco
    1.79%, 11/3/04                                   9,000                8,999

    1.88%, 12/6/04                                   5,500                5,490

Citibank Credit Card Issuance Trust
    1.80%, 11/12/04                                 28,000               27,985

    2.01%, 1/4 - 1/5/05                             54,000               53,806

    2.06%, 1/24/05                                  20,000               19,904

CRC Funding, 1.78%, 11/8/04                         20,000               19,993

Delaware Funding
    1.78%, 11/4/04                                   3,000                2,999

    1.85%, 11/17 - 11/18/04                          8,440                8,433

Diageo Capital, 1.84%, 11/17/04                     12,000               11,990

Discover Card Master Trust I
    1.80%, 11/3 - 11/8/04                           58,000               57,987

    1.916%, 12/14/04                                15,000               14,966

Fairway Finance
    1.78%, 11/8/04                                  11,000               10,996

    1.80%, 11/12/04                                  8,500                8,495

    1.82%, 11/18/04                                  7,249                7,243

    1.83%, 11/15/04                                 12,161               12,152

    1.835%, 11/22/04                                 8,318                8,309

    1.845%, 11/18/04                                19,000               18,984

    1.89%, 12/14/04                                 16,024               15,988

    2.00%, 1/13/05                                  20,000               19,919

Falcon Asset Securitization
    1.78%, 11/4/04                                  10,500               10,498

    1.79%, 11/5 - 11/9/04                           45,417               45,401

    1.80%, 11/12/04                                 26,143               26,129

Ford Credit Floorplan Master Owner Trust
    1.64%, 11/2/04                                  10,000                9,999

    1.73%, 11/1/04                                  15,000               15,000

    1.75%, 12/2/04                                  10,000                9,985

    1.86%, 11/19/04                                 11,400               11,389

    1.88%, 11/17/04                                 12,500               12,490

Grampian Funding, 2.06%, 1/26 - 1/31/05             53,580               53,309

Irish Life & Permanent
    1.81%, 11/9/04                                  15,245               15,239

    1.85%, 12/2/04                                   3,564                3,558

    2.00%, 1/11/05                                  24,000               23,906

Jefferson Pilot, 1.78%, 11/1 - 11/3/04              83,906               83,903

Kitty Hawk Funding, 1.90%, 11/22 - 11/26/04         13,452               13,436

MassMutual Funding, 1.84%, 11/16 - 11/19/04         22,000               21,981

MBNA Master Credit Card Trust II
    1.83%, 11/18/04                                 10,000                9,992

    1.88%, 12/2/04                                  16,000               15,974

    1.90%, 11/23/04                                  4,000                3,995

    1.97%, 12/6/04                                   2,500                2,495

Nationwide Life Insurance
    1.78%, 11/2/04                                  40,000               39,998

    1.89%, 12/13/04                                 13,000               12,971

Nestle Capital, 1.784%, 11/4/04                     30,000               29,996

New York Life Capital, 1.83%, 11/17/04              10,515               10,506

Old Line Funding
    1.78%, 11/1 - 11/9/04                           40,000               39,996

    1.82%, 11/15/04                                  7,000                6,995

    1.88%, 11/22/04                                  9,000                8,990

Park Avenue Receivables
    1.81%, 11/15/04                                  8,544                8,538

    1.85%, 11/19/04                                 24,081               24,059

    1.88%, 11/22/04                                  5,000                4,994

    1.91%, 11/24/04                                  4,098                4,093

Preferred Receivables Funding
    1.78%, 11/5/04                                  19,700               19,696

    1.79%, 11/8 - 11/10/04                          24,870               24,860

    1.84%, 11/18/04                                  8,000                7,993

    1.88%, 11/19/04                                 10,000                9,991

Proctor Gamble, 1.84%, 11/18/04                     20,000               19,983

Rio Tinto, 1.77%, 11/2/04                           32,525               32,523

Sigma Finance
    1.91%, 11/29/04                                 20,000               19,970

    1.94%, 11/29/04                                 15,000               14,978

Southern Company
    1.78%, 11/1/04                                  15,600               15,600

    1.80%, 11/18/04                                  9,500                9,492

Stadshypotek Delaware, 1.785%, 11/12/04             22,000               21,988

Statoil / Den Norske
    1.80%, 11/5/04                                  25,000               24,995

    1.89%, 11/22/04                                  9,000                8,990

Tulip Funding, 1.94%, 11/26/04                      19,991               19,964

Yorktown Capital
    1.78%, 11/8/04                                  20,000               19,993

    1.79%, 11/12/04                                 30,000               29,984

    1.85%, 11/18/04                                 23,000               22,980

    1.87%, 11/19/04                                 20,000               19,981

    1.90%, 12/13/04                                 25,000               24,944

Total Commercial Paper - 4(2)
(Cost  $1,405,297)                                                    1,405,297

FUNDING AGREEMENTS  3.2%

Allstate Life Insurance, VR
    1.932%, 9/1/05 ++                               15,000               15,000

    1.955%, 9/1/05 ++                               10,000               10,000

GE Life & Annuity, VR, 1.97%, 1/12/05 ++            25,000               25,000

ING U.S.A. Annuity & Life Insurance,
2.001%, 11/26/04 ++                                 15,000               15,000

New York Life Insurance, VR, 1.94%,
12/10/04 ++                                         35,000               35,000

Transamerica Occidental Life Insurance,
VR, 1.99%, 12/1/05 ++                                5,000                5,000

Total Funding Agreements (Cost  $105,000)                               105,000

MEDIUM-TERM NOTES  2.0%

GE Capital, VR
    1.958%, 11/9/05                                 10,000               10,000

    1.969%, 11/17/05                                10,000               10,000

Goldman Sachs, VR, 144A, 1.91%, 11/1/05             15,000               15,000

International Lease Finance, VR,
2.894%, 8/1/05                                       3,550                3,582

Morgan Stanley Group, VR, 1.87%, 11/15/05           25,000               25,000

Total Medium-Term Notes (Cost  $63,582)                                  63,582

MUNICIPAL SECURITIES  0.8%

California, Kindergarten Univ., GO, VRDN
(Currently 1.71%)                                   25,000               25,000

Total Municipal Securities (Cost  $25,000)                               25,000

U.S. GOVERNMENT AGENCY OBLIGATIONS +/- 5.6%

Federal Home Loan Bank
    1.26%, 4/8/05                                   25,000               25,000

    1.35%, 4/29/05                                  25,000               25,000

    1.55%, 5/4/05                                   20,000               20,000

Federal Home Loan Mortgage
    1.75%, 12/28/04                                 20,000               19,945

    1.78%, 11/12/04                                  7,248                7,244

Federal National Mortgage Assn.
    1.50%, 2/14/05                                  50,000               50,000

    1.77%, 11/10/04                                 28,700               28,687

    1.81%, 11/17/04                                  7,570                7,564

Total U.S. Government Agency Obligations +/-
(Cost $183,440)                                                         183,440

                                                                        Value
--------------------------------------------------------------------------------

Total Investments in Securities

99.8% of Net Assets (Cost $3,255,308)                      $          3,255,308
                                                           --------------------

(1)  Denominated in U.S. dollars unless otherwise noted

*    Domestic certificates of deposit are issued by domestic branches of U.S.
     banks

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

^ Eurodollar certificates of deposit are issued by foreign branches of U.S. or foreign banks

++   Yankee certificates of deposit are issued by U.S. branches of foreign banks

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $15,000 and represents 0.5% of net assets

4(2) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors"--total value of such securities at period-end amounts to $1,405,297 and represents 43.1% of net assets

GO   General Obligation

VR   Variable Rate

VRD  Variable-Rate Demand Note

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

++Restricted Securities

($000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $105,000 and represents 3.2% of net assets.

                                                 Acquisition        Acquisition
Description                                             Date               Cost
---------------------------------------    -------------------------------------
Allstate Life Insurance                           7/1-7/2/04             10,000

Allstate Life Insurance                               3/1/04             15,000

                                                    12/11/03-
GE Life & Annuity                                    4/26/04             25,000

ING U.S.A. Annuity & Life Insurance                 10/27/04             15,000

New York Life Insurance                       12/11-12/12/03             35,000

Transamerican Occidental Life Insurance              10/2/03              5,000

Totals                                                                  105,000

The fund has registration rights for certain restricted securities held as of October 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                                               October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
(cost $3,255,308)                                          $          3,255,308

Other assets                                                             14,721

Total assets                                                          3,270,029

Liabilities

Total liabilities                                                         9,255

NET ASSETS                                                 $          3,260,774
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                                       95

Paid-in-capital applicable to 3,260,620,116 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                    3,260,679

NET ASSETS                                                 $          3,260,774
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $               1.00
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       10/31/04

Investment Income (Loss)

Interest income                                            $             37,973

Investment management and administrative expense                         13,432

Net investment income (loss)                                             24,541

Realized Gain (Loss)

Net realized gain (loss) on securities                                       16

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $             24,557
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                      Year
                                                     Ended
                                                  10/31/04             10/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        24,541      $        27,049

  Net realized gain (loss)                              16                   34

  Increase (decrease) in net assets
  from operations                                   24,557               27,083

Distributions to shareholders

  Net investment income                            (24,541)             (27,050)

Capital share transactions *

  Shares sold                                    3,360,162            2,885,967

  Distributions reinvested                          23,991               26,554

  Shares redeemed                               (3,030,619)          (3,169,502)

  Increase (decrease) in net assets from
  capital share transactions                       353,534             (256,981)

Net Assets

Increase (decrease) during period                  353,550             (256,948)

Beginning of period                              2,907,224            3,164,172

End of period                              $     3,260,774      $     2,907,224
                                           ---------------      ---------------


(Including undistributed net investment
income of $0 at 10/31/04 and $0 at 10/31/03)

*    Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                                               October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $24,541,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Undistributed ordinary income                              $             95,000

Paid-in capital                                                   3,260,679,000

Net assets                                                 $      3,260,774,000
                                                           --------------------

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                            $            (16,000)

Paid-in capital                                                          16,000

At October 31, 2004, the cost of investments for federal income tax purposes was $3,255,308,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At October 31, 2004, $1,297,000 was payable under the agreement.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund's all-inclusive fee agreement. At October 31, 2004, approximately 3.2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively.

Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2004, approximately 2.0% of the outstanding shares of the fund were held by the Spectrum Funds and 3.8% were held by the Retirement Funds.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $16,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)        Principal Occupation(s) During Past 5 Years and
Year Elected*          Directorships of Other Public Companies

Anthony W. Deering     Director, Chairman of the Board, and Chief Executive
(1945)                 Officer, The Rouse Company, real estate developers;
1993                   Director, Mercantile Bank  (4/03 to present)

Donald W. Dick, Jr.    Principal, EuroCapital Advisors, LLC, an acquisition and
(1943)                 management advisory firm
2001

David K. Fagin         Director, Golden Star Resources Ltd., Canyon Resources
(1938)                 Corp. (5/00 to present), and Pacific Rim Mining Corp.
2001                   (2/02 to present); Chairman and President, Nye
                       Corporation

Karen N. Horn          Managing Director and President, Global Private Client
(1943)                 Services, Marsh, Inc. (1999-2003); Managing Director and
2003                   Head of International Private Banking, Bankers Trust
                       (1996-1999)

F. Pierce Linaweaver   President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                 consulting environmental and civil engineers
1993

John G. Schreiber      Owner/President, Centaur Capital Partners, Inc., a real
(1946)                 estate investment company; Partner, Blackstone Real
1993                   Estate Advisors, L.P.

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios       Principal Occupation(s) During Past 5 Years and
Overseen]              Directorships of Other Public Companies

Mary J. Miller, CFA    Director and Vice President, T. Rowe Price; Vice
(1955)                 President, T. Rowe Price Group, Inc.; Vice President,
2004                   Summit Funds
[37]

James S. Riepe         Director and Vice President, T. Rowe Price; Vice
(1943)                 Chairman of the Board, Director, and Vice President, T.
1993                   Rowe Price Group, Inc.; Chairman of the Board and
[111]                  Director, T. Rowe Price Global Asset Management Limited,
                       T. Rowe Price Global Investment Services Limited, T.
                       Rowe Price Investment Services, Inc., T. Rowe Price
                       Retirement Plan Services, Inc., and T. Rowe Price
                       Services, Inc.; Chairman of the Board, Director,
                       President, and Trust Officer, T. Rowe Price Trust
                       Company; Director, T. Rowe Price International, Inc.;
                       Chairman of the Board, Summit Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                 Principal Occupation(s)

Connice A. Bavely, CFA (1951)            Vice President, T. Rowe Price and T.
Executive Vice President, Summit Funds   Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds             Price Group, Inc., and T. Rowe Price
                                         Trust Company

Steven G. Brooks, CFA (1954)             Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Group, Inc.

Brian E. Burns (1960)                    Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier (1960)                 Vice President, T. Rowe Price, T. Rowe
Treasurer, Summit Funds                  Price Group, Inc., T. Rowe Price
                                         Investment Services, Inc., and T. Rowe
                                         Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Patrick S. Cassidy, CFA (1964)           Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)           Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds             Price Group, Inc., T. Rowe Price
                                         International, Inc., and T. Rowe Price
                                         Trust Company

Mark S. Finn, CFA, CPA (1963)            Vice President, T. Rowe Price
Vice President, Summit Funds

Alisa Fiumara, CFA (1974)                Assistant Vice President, T. Rowe
Vice President, Summit Funds             Price; formerly Associate Analyst,
                                         Legg Mason (to 2000)

Gregory S. Golczewski (1966)             Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Trust Company

Henry H. Hopkins (1942)                  Director and Vice President, T. Rowe
Vice President, Summit Funds             Price Investment Services, Inc.,
                                         T. Rowe Price Services, Inc., and
                                         T. Rowe Price Trust Company; Vice
                                         President, T. Rowe Price, T. Rowe Price
                                         Group, Inc., T. Rowe Price
                                         International, Inc., and T. Rowe Price
                                         Retirement Plan Services, Inc.

Keir R. Joyce (1972)                     Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Funds

Alan D. Levenson, Ph.D (1958)            Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)               Assistant Vice President, T. Rowe Price
Secretary, Summit Funds                  and T. Rowe Price Investment Services,
                                         Inc.

Joseph K. Lynagh, CFA (1958)             Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Group, Inc.

James M. McDonald (1949)                 Vice President, T. Rowe Price, T. Rowe
Executive Vice President, Summit Funds   Price Group, Inc., and T. Rowe Price
                                         Trust Company

Cheryl A. Mickel, CFA (1967)             Vice President, T. Rowe Price and
Vice President, Summit Funds             T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Robert M. Rubino, CPA (1953)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Susan G. Troll, CPA (1966)              Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Mark J. Vaselkiv (1958)                 Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Summit Funds

Lea C. Ward (1968)                      Assistant Vice President, T. Rowe
Vice President, Summit Funds            Price; formerly Customer Finance
                                        Analyst, Lucent Technologies (to 2000)

John D. Wells (1960)                    Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds            Price Group, Inc., and T. Rowe Price
                                        Savings Bank

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
President, Summit Funds                 Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,169               $12,896
     Audit-Related Fees                       1,191                   804
     Tax Fees                                 3,349                 3,389
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004